UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2008
The Men’s Wearhouse, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6380 Rogerdale Road		77072
Houston, Texas		(Zip Code)
(Address of principal executive offices)
281-776-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Third Amended and Restated Bylaws
2004 Long-Term Incentive Plan, as amended
Press Release

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 25, 2008, the shareholders of The Men’s Wearhouse, Inc. (the “Company”) approved the Company’s 2004 Long-Term Incentive Plan (as amended and restated effective as of April 1, 2008)(the “Plan”), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. In particular the amendments to the Plan: (i) allow the Company’s non-employee directors to receive awards under the Plan, (ii) increase the total number of shares of Common Stock of the Company with respect to which awards may be granted under the Plan from 900,000 shares to 2,110,059 shares and (iii) make certain changes to comply with section 409A of the Internal Revenue Code and Department of Treasury rules and regulations issued thereunder.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 25, 2008, the Board of Directors of the Company adopted the Company’s Third Amended and Restated Bylaws which amends the Company’s bylaws to:
     (i) allow greater flexibility to use electronic transmissions, including telephone and computer communication, to hold shareholder meetings and conduct voting;
     (ii) require advance notice of a shareholder’s intention to nominate a person for director or propose a matter for consideration at a meeting of shareholders;
     (iii) clarify what constitutes the vote required for shareholders generally to approve matters; and
     (iv) to restrict the authority to set the number of director to be elected to the board of directors.
     Set forth below are the sections of the bylaws which have been amended or added. They are marked to show the changes.
     “Section 1.01. Principal Place of Business. The principal place of business of the corporation ~~shall~~ may be located ~~in Houston, Texas, and the office of its transfer agent or registrar shall be located in Glendale, California~~ within or without the State of Texas as the board of directors may from time to time determine.”
     “Section 2.01. Time and Place of Meetings. Meetings of shareholders for any purpose may be held at such time and place within or without the State of Texas as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof and, if authorized by the board of directors may be held by remote communications.”
     “Section 2.04. Notice of Meeting. Written notice stating the place, day and hour of the meeting, the means of any remote communications by which shareholders may be considered present and may vote at the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally, by electronic transmission or by mail, by or at the direction of the chairman of the board, the president, the secretary, or the officer or persons calling the meeting, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.”
     “Section 2.05. Procedures with Respect to Matters to be Considered at a Meeting.
           (A) Annual Meetings of Shareholders.
                (1) Nominations of persons for election to the board of directors and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders only (a) pursuant to the corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the board of directors, or (c) by any shareholder of the corporation who (i) was a shareholder of record of the corporation at the time the notice provided for in this Section 2.05 of Article II is delivered to the Secretary of the corporation and at the time of the annual meeting, (ii) shall be entitled to vote at such meeting, and (iii) complies with the notice procedures set forth in this Section 2.05 of Article II as to such nomination or business. Clause (c) shall be the exclusive means for a shareholder to make nominations or submit business (other than matters properly brought under Rule 14a-8 (or any successor thereto) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and indicated in the corporation’s notice of meeting) at an annual meeting of shareholders.
                (2) Without qualification, for nominations or any other business to be properly brought before an annual meeting by a shareholder pursuant to Section 2.05(A)(1)(c) of Article II, the shareholder, in addition to any other applicable requirements, must have given timely notice thereof in writing to the Secretary of the corporation and any such proposed business must constitute a proper matter for shareholder action. To be timely, a shareholder’s notice must be delivered to the Secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty (60) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation). In no event shall the public announcement of an adjournment or postponement of the annual meeting of shareholders commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. To be in proper form, a shareholder’s notice to the Secretary (whether pursuant to this Section 2.05(A)(2) of Article II or Section 2.05(B) of Article II) shall set forth:
      (a) as to each person, if any, whom the shareholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (iii) include a completed and signed questionnaire, representation and agreement required by Section 2.06 of this Article II;
      (b) if the notice relates to any business (other than the nomination of persons for election as directors) that the shareholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the annual meeting, (ii) the reasons for conducting such business at the annual meeting, (iii) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the corporation, the language of the proposed amendment), (iv) any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and (v) a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; and
      (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the corporation’s books, and of such beneficial owner, if any, (ii)(A) the class or series and number of shares of capital stock of the corporation that are, directly or indirectly, owned beneficially or of record by such shareholder and by such beneficial owner, (B) the existence and material terms of any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder or beneficial owner, if any, has a right to vote any shares of any security of the corporation (including, if applicable, any contract, arrangement, understanding or relationship pursuant to which any economic interest in the capital stock to be voted is beneficially owned by a person or persons other than the shareholder of record as of the record date), (C) any short interest in any security of the corporation (for purposes of this Section 2.05 of Article II, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), in each case with respect to the information required to be included in the notice pursuant to (A) through (C) above, as of the date of such notice and including, without limitation, any such interests held by members of such shareholder’s or such beneficial owner’s immediate family sharing the same household, (iii) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (iv) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (v) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends (a) to deliver a proxy statement or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominees or (b) otherwise to solicit proxies from shareholders in support of such proposal or nomination.
The corporation may require any proposed nominee to furnish such other information as it may reasonably require (i) to determine the eligibility of such proposed nominee to serve as a director of the corporation, (ii) to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the corporation; and (iii) that could be material to a reasonable shareholder’s understanding of the independence and qualifications, or lack thereof, of such nominee.
                (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 2.05 to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation at an annual meeting is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased board of directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice required by this Section 2.05 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.
      (B) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the corporation’s notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that the directors shall be elected at such meeting, by any shareholder of the corporation who is a shareholder of record at the time the notice provided for in this Section 2.05 is delivered to the Secretary of the corporation and at the time of the special meeting, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 2.05. In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the shareholder’s notice in the same form as required by paragraph (A)(2) of this Section 2.05 with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by

Section 2.06 of this Article II) shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.
           (C) General.
                (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.05 of Article II shall be eligible to be elected at an annual or special meeting of shareholders of the corporation to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.05 of Article II. Except as otherwise provided by law, the Articles of Incorporation of the corporation, as amended (the “Articles of Incorporation”) or these Bylaws, the Chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.05 of Article II and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.05 of Article II, in the reasonable judgment of the Chairman of the meeting under the circumstances existing at the time and given the information available to the Chairman, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.05 of Article II, unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 2.05 of Article II, to be considered a qualified representative of the shareholder, a person must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of the shareholders.
                (2) For purpose of this Section 2.05 of Article II, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
                (3) Nothing in this Section 2.05 of Article II, shall be deemed to affect any rights (a) of shareholders to request inclusion of proposals or nominations in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act or (b) of the holders of any series of preferred stock to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Articles of Incorporation. ”
     “Section 2.06. Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the corporation (other than a nominee nominated pursuant to Section 2.05A(1)(a) or (b) or Section 2.05B(1) of Article II), a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.05 of Article II of these Bylaws) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines of the corporation. ”
     “Section 2.08. Vote Required. With respect to any matter, other than the election of directors or a matter for which a different vote is required by law or the articles of incorporation, the affirmative vote of the holders of a majority of the shares entitled to vote on ~~that matter and represented in person or by proxy~~ , and that voted for or against or expressly abstained with respect to, that matter at a meeting of shareholders at which a quorum is present, shall ~~decide such matter~~ be the act of the shareholders. Unless otherwise required by law or by the articles of incorporation, directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present.”
     “Section 2.09. Voting; Proxies. Each outstanding share having voting power shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent provided otherwise in the Articles of Incorporation or in the Texas Business Corporation Act (the “Act”) . Any shareholder may vote either in person or by proxy executed in writing by the shareholder. A telegram, telex, cablegram or ~~similar~~ other form of electronic transmission, including telephone transmissions by the shareholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the shareholder shall be treated as an execution in writing for purposes of this Section 2.09.”

     “Section 3.02. Number, Election and Term. The number of directors that shall constitute the whole board of directors shall be not less than one. Such number of directors shall from time to time be fixed and determined by resolution adopted by the directors ~~or the shareholders~~ and shall be set forth in the notice of any meeting of shareholders held for the purpose of electing directors. The directors shall be elected at the annual meeting of shareholders, except as provided in Section 3.03 of these bylaws, and each director elected shall hold office until his successor shall be elected and qualify. Directors need not be residents of Texas or shareholders of the corporation.”
     A copy of the Company’s Third Amended and Restated Bylaws are attached hereto as Exhibit 3.1.
Item 8.01 Other Events.
     On June 27, 2008, The Men’s Wearhouse, Inc. (the “Company”) issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.07 per share on the Company’s common stock, payable on September 26, 2008 to shareholders of record at the close of business on September 16, 2008.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Number	Description

3.1	Third Amended and Restated Bylaws.

10.1	The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan (as amended and restated effective as of April 1, 2008).

99.1	Press Release of the Company dated June 27, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 27, 2008

THE MEN’S WEARHOUSE, INC.
By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer

Index to Exhibits

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws.

10.1	The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan (as amended and restated effective as of April 1, 2008).

99.1	Press Release of the Company dated June 27, 2008.